Execution Version #515059069 FOURTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT This FOURTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”) dated as of January 15, 2025, is entered into by among INFINERA CORPORATION, a Delaware corporation (“Infinera Corp”), INFINERA NORTH AMERICA, LLC, a Delaware limited liability company (“Infinera NA”), INFINERA OPTICAL NETWORKS, INC., a Delaware corporation (“Infinera Optical”), INFINERA AMERICA, INC., a Delaware corporation (“Infinera America”), INFINERA (USA) INC., a Delaware corporation (“Infinera USA”), INFINERA OPERATIONS, LP, a Delaware limited partnership (“Infinera Operations”; and together with Infinera Corp, Infinera NA, Infinera Optical, Infinera America, Infinera USA, and together with any entity joined hereto as a borrower after the date hereof, individually, a “Borrower” and collectively, the “Borrowers”), INFINERA GLOBAL HOLDINGS LLC, a Delaware limited liability company (“Infinera Global”), INFINERA OPTICAL HOLDING, INC., a Delaware corporation (“Infinera Holding”; and together with Infinera Global and any other party joined as a guarantor, individually, a “Guarantor” and collectively, the “Guarantors”), the financial institutions party hereto as lenders (each, a “Lender” and collectively, the “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (in such capacity, “Agent”), with reference to the following facts: RECITALS A. WHEREAS, Borrowers, the Guarantors, the Lenders, and Agent entered into that certain Loan, Guaranty and Security Agreement dated as of June 24, 2022 (as amended by that certain First Amendment to Loan, Guaranty and Security Agreement dated August 2, 2022, that certain Second Amendment to Loan, Guaranty and Security Agreement dated May 16, 2023, that certain Third Amendment to Loan, Guaranty and Security Agreement dated June 27, 2024, and as further amended, restated, amended and restated, supplemented, or otherwise modified, the “Loan Agreement”); B. WHEREAS, the Obligors have requested that the Agent and Lenders amend the Loan Agreement in certain respects, and the Agent and Lenders are willing to do so, subject to the terms and conditions set forth in this Amendment. NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows: ARTICLE I DEFINITIONS Section 1.01 Defined Terms. Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment), without definition shall have the respective meanings specified in the Loan Agreement. Section 1.02 Recitals. The Recitals above are incorporated herein as though set forth in full and Obligors stipulate to the accuracy of each of the Recitals.

2 ARTICLE II AMENDMENTS TO LOAN AGREEMENT Section 2.01 Amendment to Section 1.1 – New Definitions. The following definitions are hereby added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order to read as follows: Fourth Amendment Effective Date: January 15, 2025. DFA Agreement: the Direct Funding Agreement entered into by and between Infinera Corp and the U.S. Department of Commerce in connection with a grant awarded to Infinera Corp under the CHIPS Act (15 USC Ch. 72A) pursuant to which Infinera Corp will receive up to $93,000,000 in funds to be used in connection with the construction of a fabrication facility in San Jose, California and the construction of a photonics packaging and test facility in Bethlehem, Pennsylvania, as amended from time to time. DFA Trust Property: property which constitutes “Trust Property” as defined in the DFA Agreement; provided that in no event shall the DFA Trust Property include Accounts, Inventory, Deposit Accounts (including all sums deposited therein) and all proceeds thereof. Section 2.02 Amendment to Section 10.2.1. clauses (x) and (y) of Section 10.2.1 of the Loan Agreement are hereby deleted and replaced with clauses (x), (y) and (z) as follows: (x) The Outstanding Letters of Credit; (y) to the extent constituting Debt, obligations of Infinera Corp under the DFA Agreement in an aggregate amount of up to $93,000,000; and (z) unsecured Debt up to $15,000,000 in the aggregate at any time. Section 2.03 Amendment to Section 10.2.2. clauses (w) and (x) of Section 10.2.2 of the Loan Agreement is hereby deleted and replaced with clauses (w), (x) and (y) as follows: (w) cash collateral securing the Outstanding Letters of Credit not exceeding the aggregate amount of $5,911,713; (x) existing Liens shown on Schedule 10.2.2 to the Disclosure Letter; and (y) Liens on DFA Trust Property securing Infinera Corp’s obligations under the DFA Agreement.

3 Section 2.04 Amendment to Section 10.2.6. Section 10.2.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: 10.2.6 Dispositions of Assets. Make any Disposition, except a (a) Permitted Disposition, (b) Disposition of Equipment under Section 8.4.2, (c) transfer of Property by a Subsidiary or Obligor to an Obligor, (d) transfer of Property by a Subsidiary that is not an Obligor to a Subsidiary that is not an Obligor, (e) Dispositions of Factored Accounts, (f) in connection with a Permitted Tax Restructuring, or (g) Dispositions of DFA Trust Property required to be made under the DFA Agreement. Section 2.05 Amendment to Section 10.2.8. Section 10.2.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: 10.2.8 Restrictions on Payment of Certain Debt. Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any (a) Subordinated Debt, except regularly scheduled payments of principal, interest and fees, but only to the extent permitted under any subordination agreement relating to such Debt (and a Senior Officer of Borrower Agent shall certify to Agent, not less than five Business Days prior to the date of payment, that all conditions under such agreement have been satisfied); (b) Borrowed Money (other than (x) the Obligations or in connection with Refinancing Debt permitted by Section 10.2.1 and (y) Debt under the DFA Agreement) prior to its due date under the agreements evidencing such Debt as in effect on the Fourth Amendment Effective Date (or as amended thereafter with the consent of Agent); or (c) Debt under the DFA Agreement, in each case, other than; (A) prepayments of Permitted Intercompany Advances subject to the intercompany subordination agreement, (B) in connection with Refinancing Debt permitted by Section 10.2.1, and (C) if the Payment Conditions are satisfied after giving effect to any such payment. Section 2.06 Amendment to Section 10.2.14. Section 10.2.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: 10.2.14 Restrictive Agreements. Become a party or be subject to any Restrictive Agreement, except (a) the DFA Agreement and (b) a Restrictive Agreement (i) as in effect on the Closing Date, (ii) relating to secured Debt permitted hereunder, as long as the restrictions apply only to the collateral for such Debt, (iii) constituting customary restrictions on assignment in leases and other contracts, or (iv) that provides for the Full Payment of all Obligations upon the consummation of the transactions contemplated thereby.

4 ARTICLE III CONDITIONS TO EFFECTIVENESS Section 3.01 Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions: (a) This Amendment. The Agent shall have received this Amendment, duly executed by Borrowers, the Guarantors, the Lenders constituting the Required Lenders, and the Agent. (b) No Default. After giving effect to this Amendment, no Default or Event of Default shall exist. (c) Payment of Fees and Expenses. The Agent shall have received from Borrowers costs and expenses owed to and/or incurred by the Agent arising in connection with this Amendment (including reasonable and documented attorneys’ fees and costs). (d) Other Documents. Borrowers shall have executed and delivered to the Agent such other documents and instruments as the Agent may require. ARTICLE IV ADDITIONAL COVENANTS AND MISCELLANEOUS. Section 4.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent, any Lender, or any closing shall affect the representations and warranties or the right of Agent to rely thereon. Section 4.02 Amendment as Loan Document. This Amendment shall constitute a Loan Document under the Loan Agreement. Any provision of any Loan Document which applies to Loan Documents generally shall apply to this Amendment. It shall be an Event of Default under the Loan Agreement if any Obligor breaches any covenant contained herein or if any representation or warranty contained herein proves to be inaccurate or untrue in any material respect. Section 4.03 Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby. Section 4.04 General Release. Each Obligor (collectively, the “Releasing Parties”) releases, acquits and forever discharges Agent, each Lender, and each of their respective past and present directors, officers, employees, agents, attorneys, affiliates, predecessors, successors, administrators and assigns (“Released Parties”) of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses and compensation whatsoever heretofore or hereafter arising from any events or occurrences, or anything done, omitted to be

5 done, or allowed to be done by any of the Released Parties, on or before the date of execution of this Amendment, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including, without limitation, any of the same arising from or related to anything done, omitted to be done, or allowed to be done by any of the Released Parties and in any way connected with this Amendment or any of the Loan Documents, any other credit facilities provided or not provided, any advances made or not made, or any past or present deposit or other accounts (including, without limitation, “dominion of funds” accounts and lockbox arrangements) of any Releasing Party with Agent or any Lender and the handling of the same by any Lender, including, without limitation, the manner and timing in which items were deposited or credited thereto or funds transferred therefrom or made available to any of the Releasing Parties, the honoring or returning of any checks drawn on any account, and any other dealings between the Releasing Parties and the Released Parties (the “Released Matters”); provided, however, that (A) Releasing Parties shall retain their rights to funds in deposit accounts held with any Lender, as applicable, funds in transit for deposit into any such account and any refunds to which such Releasing Party is entitled to, subject to in each case any applicable security interests of Agent therein, and any right of offset or recoupment with respect thereto, and (B) Released Matters shall not include Agent or any Lender’s obligations under the Loan Documents or any other contracts or agreements between Agent, Lenders and Releasing Parties from and after the effectiveness of this Amendment. Releasing Parties each further agree never to commence, aid or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the Released Matters. Releasing Parties each agree that this waiver and release is an essential and material of this Amendment, and that the agreements in this paragraph are intended to be in full satisfaction of any alleged injuries or damages to or of any Releasing Parties in connection with the Released Matters. Each Releasing Party represents and warrants that it has not purported to convey, transfer or assign any right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of the Released Matters. Releasing Parties each also understand that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Releasing Parties each have consulted with legal counsel prior to signing this release, or had an opportunity to obtain such counsel and knowingly chose not to do so, and each Releasing Party executes such release voluntarily, with the intention of fully and finally extinguishing all Released Matters. Section 4.05 Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and each Obligor ratifies and confirms its agreements and covenants contained therein. Each Obligor hereby confirms that no Event of Default or Default exists as of the date hereof. Section 4.06 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Section 4.07 APPLICABLE LAW. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK,

6 WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. Section 4.08 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders and each Obligor and their respective successors and assigns; provided, however, that an Obligor may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and Lenders. Section 4.09 Counterparts; Electronic Delivery. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment may be in the form of an Electronic Record, telefacsimile or other electronic method of transmission and may be executed using Electronic Signature (including, without limitation, facsimile and .pdf) and shall be equally as effective, valid and enforceable as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed document converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC § 7006, as it may be amended from time to time. Section 4.10 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment. Section 4.11 Expenses of Agent. Borrowers agree to pay on demand: (i) all costs and expenses reasonably incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the reasonable and documented costs and fees of Agent’s legal counsel; and (ii) all costs and expenses reasonably incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment and/or any other Loan Documents, including, without limitation, the reasonable and documented costs and fees of Agent’s legal counsel. Section 4.12 NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE AGENT, THE LENDERS AND THE OBLIGORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE AGENT, THE LENDERS AND THE OBLIGORS. [Signature Pages Follow]

FOURTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (INFINERA) SIGNATURE PAGE IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first written above. BORROWERS: INFINERA CORPORATION, a Delaware corporation By: /s/ Nancy Erba Name: Nancy Erba Title: Chief Financial Officer INFINERA NORTH AMERICA, LLC, a Delaware limited liability company By: /s/ Nancy Erba Name: Nancy Erba Title: Chief Financial Officer & Treasurer INFINERA OPTICAL NETWORKS, INC., a Delaware corporation By: /s/ Nancy Erba Name: Nancy Erba Title: Chief Financial Officer & Treasurer INFINERA AMERICA INC., a Delaware corporation By: /s/ Regan MacPherson Name: Regan MacPherson Title: Vice President INFINERA (USA) INC., a Delaware corporation By: /s/ Nancy Erba Name: Nancy Erba Title: Chief Financial Officer & Treasurer

FOURTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (INFINERA) SIGNATURE PAGE INFINERA OPERATIONS, LP, a Delaware limited partnership By: INFINERA GOLBAL HOLDINGS LP, its General Partner By: INFINERA GLOBAL HOLDINGS LLC, its General Partner By: /s/ Nancy Erba Name: Nancy Erba Title: Chief Financial Officer & Treasurer of Infinera Global Holdings LLC GUARANTORS: INFINERA OPTICAL HOLDING, INC., a Delaware corporation By: /s/ Nancy Erba Name: Nancy Erba Title: Chief Financial Officer & Treasurer INFINERA GLOBAL HOLDINGS LLC, a Delaware limited liability company By: /s/ Nancy Erba Name: Nancy Erba Title: Chief Financial Officer & Treasurer

FOURTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (INFINERA) SIGNATURE PAGE AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and a Lender By: /s/Sunnie Kim Name: Sunnie Kim Title: Senior Vice President

FOURTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (INFINERA) SIGNATURE PAGE JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ David Antoine Name: David Antoine Title: Authorized Officer